                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                               ______________________________
                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): December 1, 2004

                                 Structured Products Corp.

            (Exact name of registrant as specified in its charter)

             Delaware                   001-32181                  13-3692801
            (State or other            (Commission                (IRS Employer
             jurisdiction of            File Number)               Identification
             incorporation or                                      Number)
             organization)

         388 Greenwich Street, New York, New York                 10013
      (Address of principal executive offices)                  (Zip Code)
      Registrant's telephone number including area code (212) 816-7496.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
      230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
      240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

      This current report on Form 8-K relates to a distribution made to holders of the
      Certificates issued by the TIERS Inflation-Linked Trust 2004-21.

      The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities
      Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the
      Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W.,
      Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at
      "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the
      Electronic Data Gathering, Analysis and Retrieval system.  Neither Structured
      Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c)   Exhibits:

                1.   Trustee's Report with respect to the December 1, 2004  Distribution
                     Date for the TIERS Inflation-Linked Trust 2004-21

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:  /s/ Mark C. Graham
                                        Name:    Mark C. Graham
                                        Title:   Authorized Signatory

December 1, 2004

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the December 1, 2004              5
         Distribution Date for the TIERS Inflation-Linked Trust
         2004-21

                                 Exhibit 1

To the Holders of:
TIERS Inflation-Linked Trust Certificates, Series WYE 2004-21
*CUSIP:   88652YAA9

U.S. Bank Trust National Association, as Trustee for the TIERS Inflation-Linked Trust
2004-21, hereby gives notice with respect to the Distribution Date of December 1, 2004 (the
"Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Certificate, is as set forth below:

           Principal        Interest         Total Distribution
           $  0.000000      $ 3.691803       $ 3.691803

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is $0.000000.

3.   The Certificates bore interest at the rate of 4.504% during the period ending on the Distribution Date.

4.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.   $27,000,000 aggregate principal amount of Wyeth 5.50% Notes due February
     1, 2014 (the "Term Assets") are held for the above trust.

6.   At the close of business on the Distribution Date, 27,000 Certificates representing $27,000,000 aggregate Certificate Principal Balance were outstanding.

7.   The Notional Amount of the ISDA Master Agreement, the Schedule thereto and the
     Confirmation thereto each dated April 8, 2004 between the Trust and Citigroup
     Financial Products Inc. (collectively the "Swap"), is $27,000,000.  The obligations of the Citigroup Financial Products Inc. under the Swap are guaranteed by Citigroup Global Markets Holdings Inc., an affiliate of the Swap
     Counterparty.

8.   The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of The
     McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors
     Service, Inc. by calling 212-553-0377.

9.   The distribution described in this report was scheduled to be made on December
     1, 2004.  However, due to an administrative error of the Swap Counterparty, the distribution was made on December 2, 2004.

U.S. Bank Trust National
Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.